UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 15, 2005
                                                    --------------

                              Snap-on Incorporated
             (Exact name of registrant as specified in its charter)


         Delaware                        1-7724                  39-0622040
         --------                        ------                  ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
          -------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (262) 656-5200
                                                      ---------------






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 8.01         Other Events
---------         ------------

Snap-on's business segments are based on the organization structure used by management for making operating and investment decisions and for assessing performance. Snap-on's reportable business segments include: (i) the Snap-on Dealer Group; (ii) the Commercial and Industrial Group; (iii) the Diagnostics and Information Group; and (iv) Financial Services. The Snap-on Dealer Group consists of Snap-on's business operations serving the worldwide franchised dealer van channel. The Commercial and Industrial Group consists of the business operations providing tools and equipment products and equipment repair services to a broad range of industrial and commercial customers worldwide through direct, distributor and other non-franchised distribution channels. The Diagnostics and Information Group consists of the business operations providing diagnostics equipment, vehicle-service information, business management systems, and other solutions for vehicle service to customers in the worldwide vehicle service and repair marketplace. Financial Services became a business segment in fiscal 2004 as a result of the prospective adoption of FIN No. 46R, "Consolidation of Variable Interest Entities (an interpretation of ARB No. 51)". Financial Services consists of the business operations of Snap-on Credit LLC ("SOC"), a consolidated 50%-owned joint venture between Snap-on and The CIT Group, Inc., and Snap-on's wholly owned finance subsidiaries in those international markets where Snap-on has dealer operations. See Notes 2 and 9 to the financial statements contained in Snap-on's 2004 Annual Report on Form 10-K for further discussion of SOC and the company's adoption of FIN No. 46R.

Snap-on evaluates the performance of its operating segments based on segment revenues and operating earnings, exclusive of financing activities and income taxes. Segment revenues are defined as total revenues, including both external customer revenue and intersegment revenue. Segment operating earnings are defined as segment revenues less cost of goods sold and operating expenses, including restructuring costs. Snap-on accounts for intersegment sales and transfers based primarily on standard costs with reasonable mark-ups established between the segments. Identifiable assets by segment are those assets used in the respective reportable segment's operations. Intersegment amounts are eliminated to arrive at consolidated financial results.

Due to recent changes in Snap-on's management organization structure, Snap-on realigned its business segments during the first quarter of fiscal 2005. The primary changes include the transfer of Snap-on's Technical Representative support organization from the Snap-on Dealer Group to the Diagnostics and Information Group and the segregation of Snap-on's general corporate expenses from the operating earnings of the business segments. Prior to fiscal 2005, shared services and general corporate expenses and corporate assets were allocated to the business segments based on segment revenues. Beginning in fiscal 2005, the business segments are charged only for those shared services utilized by the business segment based on an estimate of the value of services provided; general corporate expenses and corporate assets are not allocated to the business segments. Corporate assets consist principally of those assets that are centrally managed including cash and cash equivalents, short-term investments, debt, pension assets and income taxes, as well as corporate real estate and related assets.


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


As required by Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information," all future consolidated financial statements issued by Snap-on will reflect the reclassification of previously published segment data as a result of the above-mentioned changes in Snap-on's fiscal 2005 management organization structure. The information included in this Form 8-K affects only disclosures related to segment results and does not in any way restate or revise the consolidated financial position, results of operations or cash flows in any previously reported Consolidated Statements of Earnings, Consolidated Balance Sheets or Consolidated Statements of Cash Flows of Snap-on.

The accompanying quarterly and full-year segment information for fiscal 2004 and 2003 reflects the fiscal 2005 reportable business segment changes noted above. The restated quarterly and full-year fiscal 2003 segment disclosures do not include the Financial Services segment due to the prospective adoption of FIN No. 46R at the beginning of fiscal 2004.


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



                              SNAP-ON INCORPORATED
                         Fiscal 2004 Segment Information
                              (Amounts in millions)
                                   (unaudited)




                                                                Three Months Ended
                                            -----------------------------------------------------------      Year Ended
                                               April 3,       July 3,       October 2,     January 1,        January 1,
                                                2004           2004           2004           2005              2005
                                            -------------   ------------   -------------   ------------     --------------

External revenue
Snap-on Dealer Group                             $ 262.9        $ 261.1         $ 248.9        $ 247.7           $1,020.6
Commercial and Industrial Group                    252.2          250.4           226.1          258.5              987.2
Diagnostics and Information Group                   80.0           79.8            75.9           85.6              321.3
Financial Services                                  21.2           20.8            17.9           18.2               78.1
                                            -------------   ------------   -------------   ------------     --------------
Total external revenue                           $ 616.3        $ 612.1         $ 568.8        $ 610.0           $2,407.2
                                            =============   ============   =============   ============     ==============

Intersegment revenue
Snap-on Dealer Group                                 $ -            $ -             $ -            $ -                $ -
Commercial and Industrial Group                     30.6           32.5            29.1           30.8              123.0
Diagnostics and Information Group                   38.2           34.9            53.3           39.3              165.7
Financial Services                                     -              -               -              -                  -
                                            -------------   ------------   -------------   ------------     --------------
Total intersegment revenue                        $ 68.8         $ 67.4          $ 82.4         $ 70.1            $ 288.7
                                            =============   ============   =============   ============     ==============

Total revenue
Snap-on Dealer Group                             $ 262.9        $ 261.1         $ 248.9        $ 247.7           $1,020.6
Commercial and Industrial Group                    282.8          282.9           255.2          289.3            1,110.2
Diagnostics and Information Group                  118.2          114.7           129.2          124.9              487.0
Financial Services                                  21.2           20.8            17.9           18.2               78.1
                                            -------------   ------------   -------------   ------------     --------------
Segment revenue                                    685.1          679.5           651.2          680.1            2,695.9
Intersegment eliminations                          (68.8)         (67.4)          (82.4)         (70.1)            (288.7)
                                            -------------   ------------   -------------   ------------     --------------
Consolidated revenue                             $ 616.3        $ 612.1         $ 568.8        $ 610.0           $2,407.2
                                            =============   ============   =============   ============     ==============

Operating earnings
Snap-on Dealer Group                              $ 14.9         $ 30.0          $ 12.8         $ 22.7             $ 80.4
Commercial and Industrial Group                      3.3            4.2             3.5           12.5               23.5
Diagnostics and Information Group                    9.2            6.8            18.9           12.4               47.3
Financial Services                                  10.9            9.6             7.4            6.2               34.1
                                            -------------   ------------   -------------   ------------     --------------
Segment operating earnings                          38.3           50.6            42.6           53.8              185.3
Corporate                                          (11.3)          (9.8)           (6.1)         (15.8)             (43.0)
Net finance income                                     -              -               -              -                  -
                                            -------------   ------------   -------------   ------------     --------------
Operating earnings                                  27.0           40.8            36.5           38.0              142.3

Interest expense                                    (5.6)          (5.7)           (6.1)          (5.6)             (23.0)
Other income (expense) - net                        (1.9)          (0.9)           (0.8)           4.7                1.1
                                            -------------   ------------   -------------   ------------     --------------
Earnings before income taxes                      $ 19.5         $ 34.2          $ 29.6         $ 37.1            $ 120.4
                                            =============   ============   =============   ============     ==============



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


                              SNAP-ON INCORPORATED
                         Fiscal 2003 Segment Information
                              (Amounts in millions)
                                   (unaudited)



                                                                 Three Months Ended
                                            -------------------------------------------------------------    Year Ended
                                             March 29,       June 28,       September 27,    January 3,      January 3,
                                               2003            2003            2003            2004            2004
                                            -------------  -------------  ----------------  -------------   --------------
External revenue
Snap-on Dealer Group                             $ 251.8        $ 265.4         $ 239.8          $ 256.3         $1,013.3
Commercial and Industrial Group                    221.3          222.8           215.8            256.6            916.5
Diagnostics and Information Group                   70.0           77.0            70.0             86.4            303.4
Financial Services                                     -              -               -                -                -
                                            -------------  -------------    ------------    -------------   --------------
Total external revenue                           $ 543.1        $ 565.2         $ 525.6          $ 599.3         $2,233.2
                                            =============  =============    ============    =============   ==============

Intersegment revenue
Snap-on Dealer Group                                 $ -            $ -             $ -              $ -              $ -
Commercial and Industrial Group                     29.2           31.1            27.9             31.1            119.3
Diagnostics and Information Group                   37.0           39.0            38.9             30.6            145.5
Financial Services                                     -              -               -                -                -
                                            -------------  -------------    ------------    -------------   --------------
Total intersegment revenue                        $ 66.2         $ 70.1          $ 66.8           $ 61.7          $ 264.8
                                            =============  =============    ============    =============   ==============

Total revenue
Snap-on Dealer Group                             $ 251.8        $ 265.4         $ 239.8          $ 256.3         $1,013.3
Commercial and Industrial Group                    250.5          253.9           243.7            287.7          1,035.8
Diagnostics and Information Group                  107.0          116.0           108.9            117.0            448.9
Financial Services                                     -              -               -                -                -
                                            -------------  -------------    ------------    -------------   --------------
Segment revenue                                    609.3          635.3           592.4            661.0          2,498.0
Intersegment eliminations                          (66.2)         (70.1)          (66.8)           (61.7)          (264.8)
                                            -------------  -------------    ------------    -------------   --------------
Consolidated revenue                             $ 543.1        $ 565.2         $ 525.6          $ 599.3         $2,233.2
                                            =============  =============    ============    =============   ==============

Operating earnings
Snap-on Dealer Group                              $ 29.3         $ 26.3           $ 8.1           $ 24.0           $ 87.7
Commercial and Industrial Group                     11.1            6.2             6.4              8.7             32.4
Diagnostics and Information Group                   (0.1)           8.0             9.2              5.0             22.1
Financial Services                                     -              -               -                -                -
                                            -------------  -------------    ------------    -------------   --------------
Segment operating earnings                          40.3           40.5            23.7             37.7            142.2
Corporate                                           (7.8)         (11.0)           (2.6)           (14.5)           (35.9)
Net finance income                                  10.5           11.2            10.0             12.1             43.8
                                            -------------  -------------    ------------    -------------   --------------
Operating earnings                                  43.0           40.7            31.1             35.3            150.1

Interest expense                                    (6.4)          (6.0)           (5.8)            (6.2)           (24.4)
Other income (expense) - net                        (3.7)          (0.4)           (2.4)            (2.5)            (9.0)
                                            -------------  -------------    ------------    -------------   --------------
Earnings before income taxes                      $ 32.9         $ 34.3          $ 22.9           $ 26.6          $ 116.7
                                            =============  =============    ============    =============   ==============


                              SNAP-ON INCORPORATED
                    Fiscal 2004 and 2003 Segment Information
                              (Amounts in millions)
                                   (unaudited)



                                               January 1,          January 3,
                                                  2005                2004
                                              -------------       -------------

Total assets
Snap-on Dealer Group                               $ 424.5             $ 444.7
Commercial and Industrial Group                    1,042.7             1,028.4
Diagnostics and Information Group                    243.5               267.9
Financial Services                                   174.6                   -
                                              -------------       -------------
Total from reportable segments                     1,885.3             1,741.0
Corporate                                            471.7               335.2
Financial Services                                       -               125.1
Elimination of intersegment receivables              (66.9)              (62.8)
                                              -------------       -------------
Total assets                                      $2,290.1            $2,138.5
                                              =============       =============


Capital expenditures
Snap-on Dealer Group                                $ 17.3               $ 8.1
Commercial and Industrial Group                       15.7                14.9
Diagnostics and Information Group                      5.1                 5.7
Financial Services                                     0.6                   -
                                              -------------       -------------
Total from reportable segments                        38.7                28.7
Corporate                                                -                 0.7
Financial Services                                       -                   -
                                              -------------       -------------
Total capital expenditures                          $ 38.7              $ 29.4
                                              =============       =============


Depreciation and amortization
Snap-on Dealer Group                                $ 18.4              $ 22.1
Commercial and Industrial Group                       27.7                24.1
Diagnostics and Information Group                     11.1                12.0
Financial Services                                     1.4                   -
                                              -------------       -------------
Total from reportable segments                        58.6                58.2
Corporate                                              2.4                 2.1
Financial Services                                       -                   -
                                              -------------       -------------
Total depreciation and amortization                 $ 61.0              $ 60.3
                                              =============       =============



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



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       SNAP-ON INCORPORATED

Date:  April 15, 2005                  By:   /s/ Martin M. Ellen
                                          ----------------------------------
                                       Martin M. Ellen, Senior Vice President -
                                       Finance and Chief Financial Officer











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